                   TABLE OF CONTENTS

     Letter to Shareholders......................   1
     Performance Results.........................   3
     Performance Perspective.....................   4
     Portfolio Management Review.................   5
     Portfolio of Investments....................   7
     Statement of Assets and Liabilities.........  14
     Statement of Operations.....................  15
     Statement of Changes in Net Assets..........  16
     Financial Highlights........................  17
     Notes to Financial Statements...............  20
     Report of Independent Accountants...........  25

    EQI ANR 2/96

                            LETTER TO SHAREHOLDERS




               [PHOTO OF DENNIS J. MCDONNELL AND DON G. POWELL]
January 24, 1996

Dear Shareholder,
  For most investors, it would be hard to surpass the success enjoyed during 1995. The stock and bond markets achieved substantial gains, driven by a combination of continuing economic growth and low inflation. The strength of equity and fixed-income securities in 1995 was particularly impressive because it followed a year in which both markets declined. People who remained invested during 1995 generally shared in the growth of the markets, while investors who retreated after 1994's downturn may have missed out on the double-digit returns.
  The rebound in the markets last year reinforces the importance of maintain-ing a long-term perspective for your investments. While the environment for stocks and bonds remains positive, it is unlikely that 1996 will see a repeat of the markets' strong 1995 performance. However, over the long-term, stocks have outperformed virtually all other types of investments, and bonds have met the needs of investors who seek capital preservation and regular income.

ECONOMIC OVERVIEW
  The U.S. economy grew throughout 1995, though the rate of growth slowed to-ward year-end. The gross domestic product (the value of all goods and services produced in the United States) grew at an annual rate of more than 4.2 percent in the third quarter of 1995, but slowed to an estimated 2 to 3 percent in the fourth quarter, with retail and auto sales particularly sluggish. The slower growth rate eased concerns about a rise in inflation and allowed the Federal Reserve Board to lower short-term interest rates by a quarter-percentage point in late December. The reduction in rates during the latter half of 1995 is ex-pected to help generate moderate economic growth in 1996, just as the Fed's raising of short-term rates in 1994 helped slow economic growth in 1995.
  The cut in short-term rates, combined with modest growth forecasts, was viewed by the financial markets as a positive event, pushing up both stock and bond prices. For the year ended December 31, 1995, the Standard & Poor's 500-Stock Index achieved a total return of 37.45 percent. The yield on 10-year Treasury notes was 5.57 percent on December 31, compared to 7.83 percent at the beginning of the year. Because bond prices and yields move in opposite di-rections, bond prices rose. Many observers expect the Fed to cut rates further if Congress and the President are able to reach an agreement on the federal budget, provided economic conditions justify further easing.
  With a low inflation, low interest rate environment, corporate earnings re-mained quite strong during the year, helping to push stocks to new highs. The strongest sectors were technology and finance, as these stocks benefited from the impact of the Internet, telecommunications deregulation and bank mergers. U.S. companies with global operations also did well, aided by a declining U.S. dollar.
                                                          Continued on page two

ECONOMIC OUTLOOK
  Looking ahead, we are cautiously optimistic. We expect the economy to grow at a rate of 2 to 3 percent throughout 1996, with growth stronger in the second half of the year as the full impact of the Fed's rate cuts take effect. Lower rates will have the greatest impact on interest-sensitive industries, such as housing. Although inflation appears to be under control, there probably will be some cyclical upward pressure in 1996.
  The current economic conditions are ideal for stocks, especially those of smaller companies, because they tend to be affected less by economic cycles. The outlook for the fixed-income market--including municipal bonds--is positive, too. In the near-term, we believe domestic markets will benefit from a stable U.S. dollar and increased business activity driven in part by a number of recently announced strategic reorganizations of some of the nation's blue chip industry leaders.
  During recent months, debate over tax reform and the federal deficit has dom-inated the agenda in Washington. Now that we are in a presidential election year, tax reform likely will replace the budget battle as the top issue in Washington. There has been varied speculation about the impact tax reform could have on the economy and on various types of investments. We are following the tax reform debate very closely, and we will keep you updated on this issue throughout the year. See the winter issue of Your Portfolio for a detailed dis-cussion of tax reform.
  On the following pages, you can read about your Fund's performance in 1995, as well as the portfolio management team's outlook for the Fund in the coming months. We hope that you will find this information helpful.

CORPORATE NEWS
  As part of our commitment to helping you achieve your investment goals, Van Kampen American Capital strives to provide shareholders with the best service in the mutual fund industry. That is why we are especially pleased to have re-ceived the 1995 Quality Tested Service Seal, which is awarded annually by DALBAR, Inc., an independent research firm.The Seal, which symbolizes the achievement of the highest tier of service in the mutual fund industry, was awarded to American Capital annually from 1990 to 1994 and we are honored that the service provided by Van Kampen American Capital has achieved the same level of excellence.


Sincerely,

/s/ Don G. Powell                /s/ Dennis J. McDonnell
Don G. Powell                    Dennis J. McDonnell
Chairman                         President
Van Kampen American Capital      Van Kampen American Capital
Asset Management, Inc.           Asset Management, Inc.

          PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1995

                VAN KAMPEN AMERICAN CAPITAL EQUITY INCOME FUND

                                                      A SHARES B SHARES C SHARES

TOTAL RETURNS
One-year total return based on NAV1..................   32.57%   31.51%   31.51%
One-year total return2...............................   25.06%   26.51%   30.51%
Five-year average annual total return2...............   14.81%      N/A      N/A
Ten-year average annual total return2................   11.53%      N/A      N/A
Life-of-Fund average annual total return2............   10.86%   13.29%   13.98%
Commencement Date.................................... 08/03/60 05/01/92 07/06/93
N/A= Not Applicable

1Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for A shares) or contingent deferred sales charge for early withdrawal (5% for B shares and 1% for C shares).

2Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B shares and C shares).

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

                PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE


  As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular inter-vals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

  . Reflect the impact of favorable market trends or difficult market con-ditions

  . Help you evaluate the extent to which your Fund's management team has responded to the opportunities and challenges presented to them over the period measured

  For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the Standard & Poor's 500-Stock Index and the Lipper Equity Income Fund Index over time. These indices are un-managed statistical composites and do not reflect any commissions or fees which would be incurred by an investor purchasing the securities they repre-sent. Similarly, their performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.

 GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
 Van Kampen American Capital Equity Income Fund vs. Standard & Poor's 500-Stock Index and the Lipper Equity Income Fund Index (December 1985 through December 1995)

                             [GRAPH APPEARS HERE]
                                               S&P          LIPPER
Measurement Period           VKAC EQUITY    500-STOCK    EQUITY INCOME
(Fiscal Year Covered)        INCOME FUND      INDEX*       FUND INDEX
-------------------          -----------    ---------    -------------
Measurement Pt-
Dec 1985                     $ 9,425        $10,000      $10,000
Dec 1986                     $10,576        $11,862      $11,823
Dec 1987                     $10,777        $12,476      $11,886
Dec 1988                     $12,133        $14,534      $13,911
Dec 1989                     $14,770        $19,125      $17,064
Dec 1990                     $14,081        $18,530      $16,189
Dec 1991                     $17,837        $24,151      $20,491
Dec 1992                     $19,749        $25,988      $22,489
Dec 1993                     $22,910        $28,596      $25,828
Dec 1994                     $22,455        $28,984      $25,596
Dec 1995                     $29,775        $39,837      $33,204

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions for the period ended December 31, 1995, and includes payment of the maximum sales charge (5.75% for A shares). While past performance is not indicative of future performance, the above in-formation provides a broader vantage point from which to evaluate the discus-sion of the Fund's performance found in the following pages.
*The Standard & Poor's 500-Stock Index represents general stock market perfor-mance and was initially selected as a benchmark for the Fund's performance; additionally the Lipper Equity Income Fund Index was selected to represent a more narrow-based comparison for the Fund.

                          PORTFOLIO MANAGEMENT REVIEW

                VAN KAMPEN AMERICAN CAPITAL EQUITY INCOME FUND
We recently spoke with the management team of the Van Kampen American Capital Equity Income Fund about the key events and economic forces which shaped the markets during the past fiscal year. The team includes James A. Gilligan, portfolio manager, and Alan T. Sachtleben, executive vice president, equity investments. The following excerpts reflect their views on the Fund's performance during the twelve-month period ended December 31, 1995.

 Q THE STOCK AND BOND MARKETS ENJOYED STRONG RETURNS DURING 1995. WHAT FACTORS HAD THE MOST IMPACT ON THE FUND'S PERFORMANCE
     DURING THE PAST YEAR?

 A The stock market as a whole benefited from continued--although slower-- economic growth that generated strong corporate profits without experi-
encing increased inflation. The Fund benefited from being heavily invested in finance and health care stocks, as well as the strong performance of technol-ogy stocks. Technology was one of the best performing sectors of the market during the past year. While the Fund benefited from technology's strong per-formance during most of the year, our insistence on being diversified limited our investment in technology stocks, which benefited the Fund in the latter part of the year as the technology sector began to show some signs of weak-ness.

  We continued to focus on stock selection, identifying those companies that are poised to benefit from a restructuring or repositioning. The Fund's diver-sification at the end of the year is illustrated by the chart below.


                            [LOGO/ART APPEARS HERE]
                  [Pie Chart of Portfolio Holdings by Sector
                    as of December 31, 1995 appears here.]

Energy...................................  12%
Raw Materials/Processing Industries......   8%
Producer Manufacturing...................   5%
Technology...............................   9%
Consumer Non-Durables....................   7%
Consumer Distribution....................   4%
Consumer Services........................   7%
Finance..................................  14%
Health Care..............................   8%
Utilities................................   9%
Other....................................  17%


 Q CAN YOU GIVE A FEW EXAMPLES OF STOCKS THE FUND OWNED DURING THE PAST YEAR THAT FIT THIS CRITERIA?

 A In the financial services area, we owned shares of both Chemical Bank and Chase Manhattan, which recently announced plans to merge. The price of both stocks increased substantially before and after the merger announcement. In the health care arena, the Fund owned shares of Merck, which enjoyed a rise in its stock price after the company received approval from the Food and Drug Administration for a new drug to combat osteoporosis. Ralston-Purina, which the Fund owned during the past year, con-tinued restructuring to focus on its core pet food and battery businesses, pushing up the price of its stock.
  Of course, not all of the securities in the portfolio performed as well and past performance is no guarantee of future performance.

 Q   WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO DURING THE PAST YEAR?

 A During the early part of the year, we gradually reduced the Fund's hold-ings of stocks that were most affected by changing economic conditions, often called cyclical stocks. As a result, we reduced the percentage of the Fund's assets invested in the stocks of raw materials and manufacturing compa-nies.

  These assets were invested instead in a broader range of stocks, including those of health care and retail companies. We expect the retail industry to be one of the next sectors to benefit from renewed economic growth.
  In anticipation of renewed economic growth, during the latter part of the year we purchased several cyclical stocks. An example of this is Chrysler. We also continued to look for other stocks that had underperformed the market in 1995 but should do well in 1996 in light of current economic trends.

 Q   HOW DID THE FUND PERFORM DURING THE YEAR ENDED DECEMBER 31, 1995?

 A   Class A shares of the Fund achieved a total return at net asset value of
     32.57 percent/1/, including reinvestment of dividends totaling $0.188 per share and a capital gains distribution of $0.32 per share. By comparison, the Standard & Poor's 500-Stock Index, a broad-based, unmanaged index that re-flects general stock market performance, achieved a total return of 37.45 per-cent for the period. The Lipper Equity Income Fund Index, which represents the average performance of the largest equity income funds, achieved a total re-turn of 29.73 percent. Neither index reflects any commissions or fees that would be paid by an investor purchasing the securities it represents. In addi-tion, the S&P 500 is comprised solely of equity securities, while your Fund is currently invested in stocks, convertible and Treasury securities. (Please re-fer to the chart on page three for additional Fund performance results.)


 Q   WHAT IS THE OUTLOOK FOR STOCKS?

 A The outlook is excellent, which is not to say that a correction could not occur in the near-term. However, some very positive forces are present:
moderate economic growth, low inflation and acceptable levels of interest rates. These should limit any decline to a modest one. Looking further into the future, these three conditions--aided by the Federal Reserve Board's deci-sion in December to lower short-term interest rates--should lead to increasing corporate profits which, in turn, should lead to higher stock prices.



/s/ Alan T. Sachtleben              /s/ James A. Gilligan
Alan T. Sachtleben                  James A. Gilligan
Executive Vice President            Portfolio Manager
Equity Investments

                                            Please see footnotes on page three.

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1995

--------------------------------------------------------------------------------

 Number
 of Shares
 (000)     Description                                              Market Value
--------------------------------------------------------------------------------
           DOMESTIC COMMON STOCK 55.9%
           CONSUMER DISTRIBUTION 3.2%
      *52  Ann Taylor Stores, Inc.................................  $    533,000
       30  Dayton Hudson Corp.....................................     2,250,000
     *145  Federated Department Stores, Inc.......................     3,987,500
       48  Gap, Inc...............................................     2,016,000
       37  Home Depot, Inc........................................     1,771,375
       14  Interstate Bakeries Co.................................       308,775
      145  May Department Stores Co...............................     6,126,250
      *27  Nine West Group, Inc...................................     1,001,250
       75  Nordstrom, Inc.........................................     3,037,500
       82  Sears, Roebuck & Co....................................     3,198,000
      *54  Vons Companies, Inc....................................     1,525,500
                                                                    ------------
                                                                      25,755,150
                                                                    ------------
           CONSUMER DURABLES 1.5%
       68  Chrysler Corp..........................................     3,765,500
       18  Eastman Kodak Co.......................................     1,206,000
      105  General Motors Corp....................................     5,551,875
       92  Sunbeam-Oster Inc......................................     1,403,000
                                                                    ------------
                                                                      11,926,375
                                                                    ------------
           CONSUMER NON-DURABLES 5.8%
       43  Coca-Cola Co...........................................     3,192,750
       30  CPC International, Inc.................................     2,058,750
       71  Gillette Co............................................     3,700,875
      241  Nabisco Holdings Corp., Class A........................     7,862,625
       30  Nike, Inc., Class B....................................     2,088,750
      111  Philip Morris Companies, Inc...........................    10,045,500
       66  Procter & Gamble Co....................................     5,478,000
      106  Quaker Oats Co.........................................     3,657,000
       87  Ralston-Purina Group...................................     5,426,625
       80  RJR Nabisco Holdings Corp..............................     2,470,000
                                                                    ------------
                                                                      45,980,875
                                                                    ------------
           CONSUMER SERVICES 2.3%
       25  Capital Cities ABC, Inc................................     3,084,375
       63  Disney (Walt) Co.......................................     3,717,000
      104  McDonald's Corp........................................     4,693,000
       52  Omnicom Group, Inc.....................................     1,937,000
      *53  Viacom, Inc., Class B..................................     2,510,875
      118  Wendy's International, Inc.............................     2,507,500
                                                                    ------------
                                                                      18,449,750
                                                                    ------------

                                               See Notes to Financial Statements

                               December 31, 1995

--------------------------------------------------------------------------------

 Number
 of Shares
 (000)     Description                                              Market Value
--------------------------------------------------------------------------------
           ENERGY 5.1%
      134  Exxon Corp.............................................  $ 10,736,750
      116  Mobil Corp.............................................    12,992,000
      203  Pacific Enterprises....................................     5,734,750
       83  Panhandle Eastern Corp.................................     2,313,625
      120  Texaco, Inc............................................     9,420,000
                                                                    ------------
                                                                      41,197,125
                                                                    ------------
           FINANCE 11.3%
       50  Ahmanson (H. F.) & Co..................................     1,325,000
       62  American International Group, Inc......................     5,735,000
       90  Banc One Corp..........................................     3,397,500
       72  Bank of Boston Corp....................................     3,330,000
      110  Bankers Trust New York Corp............................     7,315,000
       27  BayBanks, Inc..........................................     2,613,450
       59  Beacon Properties Corp.................................     1,357,000
       51  Chemical Banking Corp..................................     2,996,250
       35  Chubb Corp.............................................     3,386,250
        8  Citicorp...............................................       559,520
       45  CoreStates Financial Corp..............................     1,704,375
      119  Debartolo Realty Corp..................................     1,547,000
       31  Duke Realty Investments, Inc...........................       972,625
      123  Federal National Mortgage Association..................    15,267,375
       28  Health Care Property Investors, Inc....................       983,500
      105  Horace Mann Educators Corp.............................     3,281,250
      125  Morgan (J. P.) & Co., Inc..............................    10,031,250
       70  Northern Trust Corp....................................     3,920,000
      187  Prudential Reinsurance Holdings........................     4,371,125
      163  State Street Boston Corp...............................     7,335,000
      105  Travelers Group, Inc...................................     6,601,875
       48  Weingarten Realty Investors............................     1,824,000
                                                                    ------------
                                                                      89,854,345
                                                                    ------------
           HEALTH CARE 4.8%
     *104  Amgen, Inc.............................................     6,175,000
      *75  Magellan Health Services, Inc..........................     1,800,000
      132  Merck & Co., Inc.......................................     8,679,000
       74  Pfizer, Inc............................................     4,662,000
      118  Pharmacia & Upjohn, Inc................................     4,572,500
       95  Schering Plough Corp...................................     5,201,250
     *130  Tenet Healthcare Corp..................................     2,697,500
       32  United Healthcare Corp.................................     2,096,000
      *74  Vencor, Inc............................................     2,405,000
                                                                    ------------
                                                                      38,288,250
                                                                    ------------

                                               See Notes to Financial Statements

                               December 31, 1995

--------------------------------------------------------------------------------

 Number
 of Shares
 (000)     Description                                              Market Value
--------------------------------------------------------------------------------
           PRODUCER MANUFACTURING 3.8%
       84  Allied-Signal, Inc.....................................  $  3,990,000
       56  Fluor Corp.............................................     3,696,000
       62  Foster Wheeler Corp....................................     2,635,000
       57  General Electric Co....................................     4,104,000
       79  Honeywell, Inc.........................................     3,841,375
       52  Illinois Tool Works, Inc...............................     3,068,000
       72  Stewart & Stevenson Services, Inc......................     1,818,000
      154  WMX Technologies, Inc..................................     4,600,750
       51  York International Corp................................     2,397,000
                                                                    ------------
                                                                      30,150,125
                                                                    ------------
           RAW MATERIALS/PROCESSING INDUSTRIES 3.7%
       66  Aluminum Co. of America................................     3,489,750
       92  Bemis, Inc.............................................     2,357,500
      *30  Crown Cork & Seal Co., Inc.............................     1,252,500
       44  Grace (W. R.) & Co.....................................     2,601,500
       65  James River Corp.......................................     1,568,125
       59  Kimberly Clark Corp....................................     4,905,420
       56  Monsanto Co............................................     6,860,000
      128  Praxair, Inc...........................................     4,304,000
       42  Sigma-Aldrich Corp.....................................     2,079,000
                                                                    ------------
                                                                      29,417,795
                                                                    ------------
           TECHNOLOGY 5.9%
       47  Adobe Systems, Inc.....................................     2,914,000
       63  Boeing Co..............................................     4,937,625
      105  Computer Associates International, Inc.................     5,971,875
      *75  Digital Equipment Corp.................................     4,809,375
       69  General Signal Corp....................................     2,233,875
       42  Harris Corp............................................     2,294,250
       25  Hewlett-Packard Co.....................................     2,093,750
       20  International Business Machines Corp...................     1,835,000
       74  Loral Corp.............................................     2,617,750
       36  McDonnell Douglas Corp.................................     3,312,000
      *30  Microsoft Corp.........................................     2,632,500
       39  Motorola, Inc..........................................     2,223,000
      *33  Newbridge Networks Corp................................     1,365,375
       64  Perkin-Elmer Corp......................................     2,416,000
       40  Xerox Corp.............................................     5,480,000
                                                                    ------------
                                                                      47,136,375
                                                                    ------------

                                               See Notes to Financial Statements

                               December 31, 1995

--------------------------------------------------------------------------------

 Number
 of Shares
 (000)     Description                                              Market Value
--------------------------------------------------------------------------------
           TRANSPORTATION 0.5%
       57  Union Pacific Corp....................................   $  3,762,000
                                                                    ------------
           UTILITIES 8.0%
       75  Ameritech Corp........................................      4,425,000
      120  AT&T Corp.............................................      7,770,000
       85  Cincinnati Bell, Inc..................................      2,953,750
      150  CMS Energy Group......................................      4,481,250
      110  Duke Power Co.........................................      5,211,250
      156  Frontier Corp.........................................      4,680,000
      100  General Public Utilities Corp.........................      3,400,000
      208  MCI Communications Corp...............................      5,434,000
      140  NIPSCO Industries, Inc................................      5,355,000
      240  Pacificorp............................................      5,100,000
      143  Peco Energy Co........................................      4,307,875
      105  Public Service Enterprise Group.......................      3,215,625
       51  Southern New England Telecommunications Corp..........      2,027,250
      100  U S West Communications Group.........................      3,575,000
     *100  U S West Media Group..................................      1,900,000
                                                                    ------------
                                                                      63,836,000
                                                                    ------------
             TOTAL DOMESTIC COMMON STOCK (Cost $365,843,306).....    445,754,165
                                                                    ------------
           FOREIGN COMMON STOCK 5.5%
      *85  Adidas, ADS...........................................      2,279,062
      124  Astra, AB, Series A, ADR..............................      4,929,000
       38  British Petroleum Co., ADR............................      3,880,750
       31  Canadian National Railway.............................        462,000
      135  Canadian Pacific, Ltd.................................      2,446,875
      *47  GCR Holdings, Ltd.....................................      1,046,250
      156  National Power, ADR...................................      1,443,000
       49  Nokia Corp., ADS......................................      1,904,875
      129  PowerGen, PLC, ADR....................................      1,693,125
       75  Royal Dutch Petroleum Co., ADR........................     10,584,375
      149  Telefonos de Mexico, S.A., ADR........................      4,749,375
       70  Teva Pharmaceutical, Ltd., ADR........................      3,246,250
       72  Total, S.A., ADR......................................      2,448,000
       37  Zeneca Group, PLC, ADR................................      2,159,875
                                                                    ------------
             TOTAL FOREIGN COMMON STOCK (Cost $39,424,429).......     43,272,812
                                                                    ------------

                                               See Notes to Financial Statements

                               December 31, 1995

--------------------------------------------------------------------------------

 Number
 of Shares
 (000)     Description                        Coupon Maturity Market Value
--------------------------------------------------------------------------
           CONVERTIBLE PREFERRED STOCK 3.9%
      136  Browning-Ferris Industries, Inc., ACES, 7.25%,...  $  4,267,000
       70  Corning Glassworks, MIPS, 6.00%,.................     3,526,250
       85  Delta Air Lines, Inc., $3.50.....................     5,046,875
      145  James River Corp., DECS, $1.55,..................     3,389,375
       50  SCI Finance NV, LLC, 6.25%.......................     3,700,000
      110  Time Warner, Inc., PERCS, $1.24,.................     3,437,500
      104  Williams Companies, Inc., $3.50..................     7,683,000
                                                              ------------
           TOTAL CONVERTIBLE PREFERRED STOCK (Cost              31,050,000
           $28,532,604).....................................
                                                              ------------

 Par
 Amount
 (000)
---------
          NON-CONVERTIBLE CORPORATE
          OBLIGATIONS 11.0%
          CONSUMER DISTRIBUTION 0.6%
 $  4,000 May Department Stores Co..............    8.375% 08/01/24   4,504,960
                                                                    -----------
          CONSUMER DURABLES 0.8%
    3,000 Ford Motor Co.........................    9.000  09/15/01   3,428,100
    3,000 General Motors Corp...................    7.000  06/15/03   3,156,600
                                                                    -----------
                                                                      6,584,700
                                                                    -----------
          CONSUMER SERVICES 1.6%
    5,000 Cox Communications, Inc...............    7.250  11/15/15   5,206,500
    3,000 Hertz Corp............................    7.000  04/15/01   3,142,800
    2,000 Tele-Communications, Inc..............    9.800  02/01/12   2,399,600
    1,500 Time Warner Entertainment Co..........    9.625  05/01/02   1,741,845
                                                                    -----------
                                                                     12,490,745
                                                                    -----------
          ENERGY 3.4%
    5,000 Enron Corp............................    9.125  04/01/03   5,832,500
    4,000 Occidental Petroleum Corp.............   10.125  11/15/01   4,788,800
    6,000 Sonat, Inc............................    6.875  06/01/05   6,295,200
    1,500 Texaco Capital, Inc...................    8.250  10/01/06   1,759,950
    5,500 Texas Eastern Transport Corp..........    8.250  10/15/04   6,244,975
    2,000 Western Atlas, Inc....................    7.875  06/15/04   2,213,800
                                                                    -----------
                                                                     27,135,225
                                                                    -----------
          FINANCE 0.3%
    2,000 General Electric Capital Corp.........    8.900  09/15/04   2,392,200
                                                                    -----------
          PRODUCER MANUFACTURING 0.2%
    1,500 Reliance Electric Co..................    6.800  04/15/03   1,572,750
                                                                    -----------
          RAW MATERIALS/PROCESSING
          INDUSTRIES 2.9%
    5,000 Carter Holt Harvey, Ltd...............    8.875  12/01/04   5,874,800
    5,000 Crown Cork & Seal Co..................    8.375  01/15/05   5,712,000
    5,000 Georgia Pacific Corp..................    9.500  05/15/22   5,845,750
    5,000 James River Corp......................    8.375  11/15/01   5,537,150
                                                                    -----------
                                                                     22,969,700
                                                                    -----------

                                               See Notes to Financial Statements

                               December 31, 1995

--------------------------------------------------------------------------------

 Par
 Amount
 (000)    Description                             Coupon  Maturity Market Value
-------------------------------------------------------------------------------
          TECHNOLOGY 0.5%
 $  4,000 Philips Electronics, NV..............    7.750% 04/15/04 $  4,393,880
                                                                   ------------
          TRANSPORTATION 0.4%
    3,000 Union Pacific Corp...................    7.600  05/01/05    3,277,650
                                                                   ------------
          UTILITIES 0.3%
    2,500 MCI Communications Corp..............    7.125  01/20/00    2,626,300
                                                                   ------------
          TOTAL NON-CONVERTIBLE CORPORATE OBLIGATIONS
          (Cost $81,708,465)....................................     87,948,110
                                                                   ------------
          DOMESTIC CONVERTIBLE CORPORATE
          OBLIGATIONS 7.8%
          CONSUMER DISTRIBUTION 0.4%
    3,300 Federated Department Stores, Inc.....    5.000  10/01/03    3,341,250
                                                                   ------------
          CONSUMER NON-DURABLES 1.2%
    8,000 Grand Metropolitan...................    6.500  01/31/00    9,280,000
                                                                   ------------
          CONSUMER SERVICES 1.7%
   17,000 ADT Operations, Inc..................       (1) 07/06/10    8,075,000
    1,074 Time Warner, Inc.....................    8.750  01/10/15    1,113,088
    9,700 Time Warner, Inc.....................       (1) 06/22/13    3,977,000
                                                                   ------------
                                                                     13,165,088
                                                                   ------------
          ENERGY 0.3%
    2,710 Ensearch Corp........................    6.375  04/01/02    2,655,800
                                                                   ------------
          FINANCE 1.1%
    1,100 American Travellers Corp.............    6.500  10/01/05    1,520,750
    6,600 Equitable Companies, Inc.............    6.125  12/15/24    7,491,000
                                                                   ------------
                                                                      9,011,750
                                                                   ------------
          HEALTH CARE 0.7%
    4,000 United Technologies Corp., PEN.......       (2) 09/08/97    5,215,000
                                                                   ------------
          RAW MATERIALS/PROCESSING
          INDUSTRIES 0.7%
    3,100 Albany International Co..............    5.250  03/15/02    2,759,000
    7,500 RPM, Inc.............................       (1) 09/30/12    3,220,313
                                                                   ------------
                                                                      5,979,313
                                                                   ------------
          TECHNOLOGY 1.2%
       40 American Express Co., DECKS..........    6.250  10/15/96    2,194,035
       50 Salomon, Inc., ELKS..................    6.500  02/01/97    3,232,395
    2,500 3Com Corp............................   10.250  11/01/01    3,887,500
                                                                   ------------
                                                                      9,313,930
                                                                   ------------
          UTILITIES 0.5%
   11,000 U.S. Cellular Corp...................       (1) 06/15/15    3,850,000
                                                                   ------------
          TOTAL DOMESTIC CONVERTIBLE CORPORATE OBLIGATIONS
          (Cost $54,322,282)....................................     61,812,131
                                                                   ------------

                                               See Notes to Financial Statements

                               December 31, 1995

--------------------------------------------------------------------------------

 Par
 Amount
 (000)    Description                                              Coupon     Maturity Market Value
----------------------------------------------------------------------------------------------------
          FOREIGN CONVERTIBLE CORPORATE OBLIGATIONS 2.9%
 $  5,000 Aegon NV............................................      4.750%    11/01/04 $  7,825,000
    1,700 Ciba-Geigy Corp.....................................      6.250     03/15/16    1,708,500
    8,000 News America Holdings...............................         (1)    03/11/13    3,720,000
   18,500 Roche Holdings, Inc.................................         (1)    04/20/10    8,209,375
    2,090 Sandoz, Ltd.........................................      2.000     10/06/02    1,982,888
                                                                                       ------------
          TOTAL FOREIGN CONVERTIBLE CORPORATE OBLIGATIONS
          (Cost $18,824,499)........................................................     23,445,763
                                                                                       ------------
          UNITED STATES AGENCY AND GOVERNMENT OBLIGATIONS 4.8%
    1,000 Federal Farm Credit Banks...........................      9.000     03/07/97    1,043,680
   30,000 United States Treasury Bonds........................      7.875     02/15/21   36,923,400
                                                                                       ------------
          TOTAL UNITED STATES AGENCY AND GOVERNMENT OBLIGATIONS
           (Cost $35,310,156).......................................................     37,967,080
                                                                                       ------------
          SHORT-TERM INVESTMENTS 9.0%
          COMMERCIAL PAPER 5.7%
   20,295 Associates Corp. of North America...................      6.004     01/02/96   20,281,470
 **25,230 General Electric Capital Corp.......................      5.854     01/02/96   25,213,600
                                                                                       ------------
                                                                                         45,495,070
                                                                                       ------------
          REPURCHASE AGREEMENT 1.6%
   12,555 Lehman Government Securities, Inc., dated 12/29/95
          (collateralized by U.S. Government obligations in a
          pooled cash account) repurchase proceeds
          $12,563,196.........................................      5.875     01/02/96   12,555,000
                                                                                       ------------
          UNITED STATES GOVERNMENT OBLIGATIONS 1.7%
 **14,000 United States Treasury Bills........................   5.441 to  02/15/96 to
                                                                    5.578     04/18/96   13,819,947
                                                                                       ------------
          TOTAL SHORT-TERM INVESTMENTS (Cost $71,861,996)...........................     71,870,017
                                                                                       ------------
 TOTAL INVESTMENTS (Cost $695,827,737) 100.8%.......................................    803,120,078
 OTHER ASSETS AND LIABILITIES, NET (0.8%)...........................................     (6,055,502)
                                                                                       ------------
 NET ASSETS 100%....................................................................   $797,064,576
                                                                                       ------------

ACES-Automatically convertible equity security
                                 ELKS-Equity linked security, traded in shares
DECKS-Debt exchangeable for      MIPS-Monthly income paying security
common stock                     PEN-Pharmaceutical exchange note
DECS-Dividend enhanced convertible stock
                                 PERCS-Preferred equity redeemable cumulative
* Non-income producing           stock
security
** Securities with a market value of $31.8 million were placed as collateral for futures contracts (see Note 1B)
(1) Liquid yield option
note, zero coupon
(2) Zero coupon

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1995

--------------------------------------------------------------------------------

ASSETS
Investments, at market value (Cost $695,827,737)................  $803,120,078
Cash............................................................        33,151
Dividends and interest receivable...............................     4,522,355
Receivable for Fund shares sold.................................     2,192,915
Receivable for investments sold.................................     1,766,181
Receivable for broker-variation margin..........................        35,700
Other assets....................................................        49,576
                                                                  ------------
 Total Assets...................................................   811,719,956
                                                                  ------------
LIABILITIES
Payable for Fund shares purchased...............................     8,535,980
Payable for investments purchased...............................     2,722,955
Dividends payable...............................................     2,045,361
Due to Distributor..............................................       661,137
Due to Adviser..................................................       260,895
Due to shareholder service agent................................       154,000
Deferred Trustees' compensation.................................        49,829
Accrued expenses................................................       225,223
                                                                  ------------
 Total Liabilities..............................................    14,655,380
                                                                  ------------
NET ASSETS, equivalent to $6.31 per share for Class A and $6.30 per share for Class B and C shares.............................  $797,064,576
                                                                  ------------
NET ASSETS WERE COMPRISED OF:
Shares of beneficial interest, at par; 55,458,931 Class A,
 64,941,985 Class B, and 6,074,199
 Class C shares outstanding.....................................  $  1,264,751
Capital surplus.................................................   680,692,507
Undistributed net realized gain on securities...................     7,516,630
Net unrealized appreciation (depreciation) of securities
 Investments....................................................   107,292,341
 Futures contracts..............................................      (524,008)
Undistributed net investment income.............................       822,355
                                                                  ------------
NET ASSETS......................................................  $797,064,576
                                                                  ------------

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                          Year Ended December 31, 1995

--------------------------------------------------------------------------------

INVESTMENT INCOME
Interest.........................................................  $ 15,597,136
Dividends........................................................    12,266,253
                                                                   ------------
 Investment income...............................................    27,863,389
                                                                   ------------
EXPENSES
Management fees..................................................     2,603,866
Shareholder service agent's fees and expenses....................     1,588,953
Accounting services..............................................       108,597
Service fees--Class A............................................       601,850
Distribution and service fees--Class B...........................     3,125,732
Distribution and service fees--Class C...........................       318,679
Trustees' fees and expenses......................................        25,854
Audit fees.......................................................        41,503
Custodian fees...................................................        33,793
Legal fees.......................................................         8,083
Reports to shareholders..........................................       119,149
Registration and filing fees.....................................       158,575
State franchise taxes............................................        65,833
Miscellaneous....................................................        21,890
                                                                   ------------
 Total expenses..................................................     8,822,357
                                                                   ------------
NET INVESTMENT INCOME............................................    19,041,032
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON SECURITIES
Net realized gain on securities
 Investments.....................................................    40,048,629
 Futures contracts...............................................     7,636,912
Net unrealized appreciation (depreciation) of securities during the period
 Investments.....................................................   108,545,531
 Futures contracts...............................................      (700,687)
                                                                   ------------
NET REALIZED AND UNREALIZED GAIN ON SECURITIES...................   155,530,385
                                                                   ------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.................  $174,571,417
                                                                   ------------

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS


--------------------------------------------------------------------------------

                                                      Year Ended December 31
                                                     --------------------------
                                                             1995          1994
--------------------------------------------------------------------------------
NET ASSETS, beginning of period....................  $509,399,385  $312,995,062
                                                     ------------  ------------
OPERATIONS
 Net investment income.............................    19,041,032    13,791,828
 Net realized gain on securities...................    47,685,541     4,024,901
 Net unrealized appreciation (depreciation) of
  securities during the period.....................   107,844,844   (27,909,442)
                                                     ------------  ------------
 Increase (decrease) in net assets resulting from
 operations........................................   174,571,417   (10,092,713)
                                                     ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income
 Class A...........................................    (9,417,089)   (7,565,034)
 Class B...........................................    (8,073,838)   (5,449,845)
 Class C...........................................      (805,374)     (616,081)
                                                     ------------  ------------
                                                      (18,296,301)  (13,630,960)
                                                     ------------  ------------
 Net realized gain on securities
 Class A...........................................   (17,024,616)   (3,994,687)
 Class B...........................................   (19,392,670)   (3,771,623)
 Class C...........................................    (1,831,288)     (421,966)
                                                     ------------  ------------
                                                      (38,248,574)   (8,188,276)
                                                     ------------  ------------
 Excess of book-basis net investment income (see
 Note 1F)
 Class A...........................................            --            --
 Class B...........................................            --      (203,788)
 Class C...........................................            --       (26,526)
                                                     ------------  ------------
                                                               --      (230,314)
                                                     ------------  ------------
  Total distributions..............................   (56,544,875)  (22,049,550)
                                                     ------------  ------------
NET EQUALIZATION CREDITS (SEE NOTE 1G).............            --       818,258
                                                     ------------  ------------
CAPITAL TRANSACTIONS
 Proceeds from shares sold
 Class A...........................................   100,960,071    94,769,448
 Class B...........................................   127,455,590   158,314,454
 Class C...........................................    12,700,237    22,343,775
                                                     ------------  ------------
                                                      241,115,898   275,427,677
                                                     ------------  ------------
 Proceeds from shares issued for distributions
 reinvested
 Class A...........................................    22,648,505     9,530,860
 Class B...........................................    25,073,357     8,619,248
 Class C...........................................     2,071,625       853,040
                                                     ------------  ------------
                                                       49,793,487    19,003,148
                                                     ------------  ------------
 Cost of shares redeemed
 Class A...........................................   (69,303,217)  (35,662,551)
 Class B...........................................   (42,499,849)  (26,416,978)
 Class C...........................................    (9,467,670)   (4,622,968)
                                                     ------------  ------------
                                                     (121,270,736)  (66,702,497)
                                                     ------------  ------------
  Increase in net assets resulting from capital
  transactions.....................................   169,638,649   227,728,328
                                                     ------------  ------------
INCREASE IN NET ASSETS.............................   287,665,191   196,404,323
                                                     ------------  ------------
NET ASSETS, end of period (including undistributed
  net investment income of $822,355 and accumulated
  net investment loss of $8,642, respectively).....  $797,064,576  $509,399,385
                                                     ------------  ------------

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each of the periods indicated.

--------------------------------------------------------------------------------

                                                      Class A
                                         --------------------------------------
                                               Year Ended December 31
                                         --------------------------------------
                                          1995    1994    1993    1992    1991
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period...  $ 5.16  $ 5.55  $ 5.15  $ 4.83  $ 4.00
                                         ------  ------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS
 Investment income.....................     .25     .27     .25    .255     .26
 Expenses..............................    (.05)   (.06)   (.06)   (.05)  (.045)
                                         ------  ------  ------  ------  ------
Net investment income..................     .20     .21     .19    .205    .215
Net realized and unrealized gain (loss)
 on securities.........................   1.458   (.317)  .6055     .31     .83
                                         ------  ------  ------  ------  ------
Total from investment operations.......   1.658   (.107)  .7955    .515   1.045
                                         ------  ------  ------  ------  ------
LESS DISTRIBUTIONS FROM
 Net investment income.................   (.188) (.1855)  (.168)  (.195)  (.215)
 Net realized gain on securities.......    (.32) (.0975) (.2275)     --      --
                                         ------  ------  ------  ------  ------
Total distributions....................   (.508)  (.283) (.3955)  (.195)  (.215)
                                         ------  ------  ------  ------  ------
Net asset value, end of period.........  $ 6.31  $ 5.16  $ 5.55  $ 5.15  $ 4.83
                                         ------  ------  ------  ------  ------
TOTAL RETURN (/1/).....................  32.57%  (1.98%) 16.00%  10.72%  26.67%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions)...  $349.9  $240.5  $187.6  $123.8  $103.1
Average net assets (millions)..........  $292.4  $214.4  $152.1  $109.6  $ 93.7
Ratios to average net assets
 Expenses..............................    .95%   1.02%   1.06%   1.01%   1.02%
 Net investment income.................   3.43%   3.60%   3.33%   3.95%   4.88%
Portfolio turnover rate................     92%     92%    101%     74%     80%

(1) Total return does not consider the effect of sales charges.

                                               See Notes to Financial Statements

Selected data for a share of beneficial interest outstanding throughout each of the periods indicated.

--------------------------------------------------------------------------------

                                                    Class B
                                     ------------------------------------------
                                                                         May 1,
                                                                      1992(/1/)
                                      Year Ended December 31            through
                                     ----------------------------  December 31,
                                        1995     1994   1993(/2/)     1992(/2/)
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of peri-
 od................................  $  5.16  $  5.55     $  5.15        $ 4.83
                                     -------  -------     -------        ------
INCOME FROM INVESTMENT OPERATIONS
 Investment income.................      .25      .21         .24           .16
 Expenses..........................     (.10)    (.08)       (.10)         (.06)
                                     -------  -------     -------        ------
Net investment income..............      .15      .13         .14           .10
Net realized and unrealized gain
 (loss) on securities..............    1.458    (.277)      .6155          .337
                                     -------  -------     -------        ------
Total from investment operations...    1.608    (.147)      .7555          .437
                                     -------  -------     -------        ------
LESS DISTRIBUTIONS FROM
 Net investment income.............    (.148)    (.13)      (.128)        (.117)
 Excess of book-basis net invest-
  ment income (see Note 1F)........       --   (.0155)         --            --
 Net realized gain on securities...     (.32)  (.0975)     (.2275)           --
                                     -------  -------     -------        ------
Total distributions................    (.468)   (.243)     (.3555)        (.117)
                                     -------  -------     -------        ------
Net asset value, end of period.....  $  6.30  $  5.16     $  5.55        $ 5.15
                                     -------  -------     -------        ------
TOTAL RETURN (/3/).................    31.51%   (2.70%)     14.94%         9.17%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (mil-
 lions)............................  $ 408.9  $ 242.0     $ 115.4        $ 13.3
Average net assets (millions)......  $ 312.6  $ 192.9     $  56.2        $  4.4
Ratios to average net assets
 (annualized)
 Expenses..........................     1.75%    1.82%       1.89%         1.87%
 Net investment income.............     2.62%    2.82%       2.45%         3.06%
Portfolio turnover rate............       92%      92%        101%           74%

(1) Commencement of offering of sales.
(2) Based on average month-end shares outstanding.
(3) Total return for a period of less than one full year is not annualized and does not consider the effect of sales charges.

                                               See Notes to Financial Statements

Selected data for a share of beneficial interest outstanding throughout each of the periods indicated.

--------------------------------------------------------------------------------

                                                         Class C
                                               -------------------------------
                                                                       July 6,
                                                 Year Ended          1993(/1/)
                                                 December 31           through
                                               ----------------   December 31,
                                                1995     1994        1993(/2/)
-------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period.......... $  5.16  $  5.55         $ 5.37
                                               -------  -------         ------
INCOME FROM INVESTMENT OPERATIONS
 Investment income............................     .25      .23            .11
 Expenses.....................................    (.10)    (.09)          (.05)
                                               -------  -------         ------
Net investment income.........................     .15      .14            .06
Net realized and unrealized gain (loss) on
 securities...................................   1.458    (.287)          .379
                                               -------  -------         ------
Total from investment operations..............   1.608    (.147)          .439
                                               -------  -------         ------
LESS DISTRIBUTIONS FROM
 Net investment income........................   (.148)    (.14)         (.064)
 Excess of book-basis net investment income
  (see Note 1F)...............................      --   (.0055)            --
 Net realized gain on securities..............    (.32)  (.0975)         (.195)
                                               -------  -------         ------
Total distributions...........................   (.468)   (.243)         (.259)
                                               -------  -------         ------
Net asset value, end of period................ $  6.30  $  5.16         $ 5.55
                                               -------  -------         ------
TOTAL RETURN (/3/)............................   31.51%   (2.70%)        8.27%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions).......... $  38.3  $  26.9         $ 10.0
Average net assets (millions)................. $  31.9  $  21.8         $  3.4
Ratios to average net assets (annualized)
 Expenses.....................................    1.76%    1.82%         1.98%
 Net investment income........................    2.63%    2.83%         2.27%
Portfolio turnover rate.......................      92%      92%          101%

(1) Commencement of offering of sales.
(2) Based on average month-end shares outstanding.
(3) Total return for a period of less than one full year is not annualized and does not consider the effect of sales charges.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
NOTE 1--SIGNIFICANT ACCOUNTING POLICIES
Van Kampen American Capital Equity Income Fund (the "Fund", formerly American Capital Equity Income Fund, Inc.) is registered under the Investment Company
Act of 1940, as amended, as a diversified, open-end management investment com-pany. The Fund seeking as its primary objective, the highest possible income consistent with safety of principal by investing primarily in income producing equity and debt securities issued by a wide range of companies in many differ-ent industries.
  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The prepa-ration of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported. Actual amounts may differ from the estimates.

A. INVESTMENT VALUATIONS-Securities, listed or traded on a national securities exchange are valued at the last sale price. Unlisted securities and listed se-curities for which the last sale price is not available are valued at the mean between the last reported bid and asked price.
  Short-term investments with a maturity of 60 days or less when purchased are valued at amortized cost, which approximates market value. Short-term invest-ments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity becomes less than 61 days. From such time, until maturity, the investments are valued at amortized cost.

B. FUTURES CONTRACTS-Transactions in futures contracts are utilized in strate-gies to manage the market risk of the Fund's investments. The purchase of a futures contract increases the impact on net asset value of changes in the mar-ket price of investments. There is a risk that the market movement of such in-struments may not be in the direction forecasted. Note 3- Investment Activity contains additional information.
  Upon entering into futures contracts, the Fund maintains, in a segregated ac-count with its custodian, securities with a value equal to its obligation under the futures contracts. A portion of these funds is held as collateral in an ac-count in the name of the broker, the funds agent in acquiring the futures posi-tion. During the period the futures contract is open, changes in the value of the contract ("variation margin") are recognized by marking the contract to market on a daily basis. As unrealized gains or losses are incurred, variation margin payments are received from or made to the broker. Upon the closing or cash settlement of a contract, gains or losses are realized. The cost of secu-rities acquired through delivery under a contract is adjusted by the unrealized gain or loss on the contract.

-------------------------------------------------------------------------------

C. REPURCHASE AGREEMENTS-A repurchase agreement is a short-term investment in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may in-vest independently in repurchase agreements, or transfer uninvested cash bal-ances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser"), the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are collateralized by the underlying debt securities. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is re-quired to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

D. FEDERAL INCOME TAXES-No provision for federal income taxes is required be-cause the Fund has elected to be taxed as a "regulated investment company" un-der the Internal Revenue Code and intends to maintain this qualification by annually distributing all of its taxable net investment income and taxable net realized gains on investments to its shareholders.

E. INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME-Investment transac-tions are accounted for on the trade date. Realized gains and losses on in-vestments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily.

F. DIVIDENDS AND DISTRIBUTIONS-Dividends and distributions to shareholders are recorded on the record date. The Fund distributes tax basis earnings in accor-dance with the minimum distribution requirements of the Internal Revenue Code, which may differ from generally accepted accounting principles. Such dividends or distributions may exceed financial statement earnings.

G. EQUALIZATION-At December 31, 1994, the Fund discontinued the accounting practice of equalization, which it had used since its inception. Equalization is a practice whereby a portion of the proceeds from sales and costs of re-demptions of Fund shares, equivalent on a per-share basis to the amount of the undistributed net investment income, is charged or credited to undistributed net investment income.
  The balance of equalization included in undistributed net investment income at the date of change, which was $99,049, was reclassified to capital surplus. Such reclassification had no effect on net assets, results of operations, or net asset value per share of the Fund.

-------------------------------------------------------------------------------

H. DEBT DISCOUNT AND PREMIUM-The Fund accounts for discounts and premiums on the same basis as is used for federal income tax reporting. Accordingly, orig-inal issue debt discounts are amortized over the life of the security. Premi-ums on debt securities are not amortized. Market discounts are recognized at the time of sale as realized gains for book purposes and ordinary income for tax purposes.

NOTE 2--MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Adviser serves as the investment manager of the Fund. Management fees are paid monthly, based on the average daily net assets of the Fund at an annual rate of .50% of the first $150 million, .45% of the next $100 million, .40% of the next $100 million, and .35% of the amount in excess of $350 million.
  Accounting services include the salaries and overhead expenses of the Fund's Treasurer and the personnel operating under his direction. Charges are allo-cated among investment companies advised by the Adviser. For the period, these charges included $15,383 as the Fund's share of the employee costs attribut-able to the Fund's accounting officers. A portion of the accounting services expense was paid to the Adviser in reimbursement of personnel, facilities and equipment costs attributable to the provision of accounting services to the Fund. The services provided by the Adviser are at cost.
  ACCESS Investor Services, Inc., an affiliate of the Adviser, serves as the Fund's shareholder service agent. These services are provided at cost plus a profit. For the period, the fees for these services aggregated $1,360,426.
  The Fund was advised that Van Kampen American Capital Distributors, Inc. (the "Distributor") and Advantage Capital Corp. (the "Retail Dealer"), both affiliates of the Adviser, received $313,394 and $188,336, respectively, as their portion of the commissions charged on sales of Fund shares during the period.
  Under the Distribution Plans, each class of shares pays up to .25% per annum of its average net assets to reimburse the Distributor for expenses and serv-ice fees incurred. The Class B and Class C shares pay an additional fee up to
 .75% per annum of their average daily net assets to reimburse the Distributor for its distribution expenses. Actual distribution expenses incurred by the Distributor for Class B and Class C shares may exceed the amounts reimbursed to the Distributor by the Fund. At the end of the period, the unreimbursed ex-penses incurred by the Distributor under the Class B and Class C plans aggre-gated approximately $12.4 million and $205,000, respectively, and may be carried forward and reimbursed through either the collection of the contingent deferred sales charges from share redemptions or, subject to the annual re-newal of the plans, future Fund reimbursements of distribution fees.
  Legal fees of $8,056 during the period were for services rendered by former counsel of the Fund, O'Melveny & Myers. A former trustee was of counsel to that firm.

-------------------------------------------------------------------------------
  Certain officers and directors of the Fund are officers and trustees of the Adviser, the Distributor, the Retail Dealer, and the shareholder service agent.

NOTE 3--INVESTMENT ACTIVITY
During the period, the cost of purchases and proceeds from sales of invest-ments, excluding short-term investments, were $674,263,396 and $539,686,337, respectively.
  For federal income tax purposes, the identified cost of investments owned at the end of the period was $696,397,497. Net unrealized appreciation of invest-ments aggregated $106,722,581, gross unrealized appreciation of investments aggregated $112,562,445, and gross unrealized depreciation of investments ag-gregated $5,839,864.
  At the end of the period, the Fund held 102 long Standard & Poor's 500 Index futures contracts expiring in March 1996. The market value of such contracts was $31,540,950, and the unrealized depreciation was $524,008.

NOTE 4--TRUSTEE COMPENSATION
Fund trustees who are not affiliated with the Adviser are compensated by the Fund at the annual rate of $1,416 plus a fee of $40 per day for Board and Com-mittee meetings attended. During the period, such fees aggregated $24,144.
  The trustees may participate in a voluntary Deferred Compensation Plan ("the Plan"). The Plan is not funded and obligations under the Plan will be paid solely out of the Fund's general accounts. The Fund will not reserve or set aside funds for the payment of its obligations under the Plan by any form of trust or escrow. Each trustee covered under the Plan elects to be credited with an earnings component on amounts deferred equal to the income earned by the Fund on its short-term investments or equal to the total return of the Fund.

NOTE 5--CAPITAL
The Fund offers three classes of shares at their respective net asset values per share, plus a sales charge which is imposed either at the time of purchase (the Class A shares) or at the time of redemption on a contingent deferred ba-sis (the Class B and Class C shares). All classes of shares have the same rights, except that Class B and Class C shares bear the cost of distribution fees and certain other class specific expenses. Realized and unrealized gains or losses, investment income and expenses (other than class specific expenses) are allocated to each class of shares based upon the relative proportion of net assets of each class. Class B and Class C shares automatically convert to Class A shares six years and ten years after purchase, respectively, subject to certain conditions.

-------------------------------------------------------------------------------
  The Fund has an unlimited number of shares of $.01 par value beneficial in-terest authorized. Transactions in shares of beneficial interest were as fol-lows:

                                                       Year Ended December 31
                                                       ------------------------
                                                          1995         1994
--------------------------------------------------------------------------------
Shares sold
 Class A..............................................  16,719,414   17,663,518
 Class B..............................................  21,177,056   29,471,357
 Class C..............................................   2,124,439    4,133,514
                                                       -----------  -----------
                                                        40,020,909   51,268,389
                                                       -----------  -----------
Shares issued for distributions reinvested
 Class A..............................................   3,676,431    1,805,958
 Class B..............................................   4,062,779    1,635,157
 Class C..............................................     336,096      161,557
                                                       -----------  -----------
                                                         8,075,306    3,602,672
                                                       -----------  -----------
Shares redeemed
 Class A.............................................. (11,541,742)  (6,664,087)
 Class B..............................................  (7,228,073)  (4,963,223)
 Class C..............................................  (1,610,373)    (871,369)
                                                       -----------  -----------
                                                       (20,380,188) (12,498,679)
                                                       -----------  -----------
Increase in shares outstanding........................  27,716,027   42,372,382
                                                       -----------  -----------

NOTE 6--FUND REORGANIZATION
On July 21, 1995, the shareholders approved the reorganization of the Fund to a Delaware Business Trust and the election of fourteen trustees. On August 18, 1995, the reorganization became effective.

                       REPORT OF INDEPENDENT ACCOUNTANTS


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
VAN KAMPEN AMERICAN CAPITAL EQUITY INCOME FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all mate-rial respects, the financial position of Van Kampen American Capital Equity In-come Fund at December 31, 1995, the results of its operations, the changes in its net assets and financial highlights for each of the fiscal periods present-ed, in conformity with generally accepted accounting principles. These finan-cial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibil-ity is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with gener-ally accepted auditing standards which require that we plan and perform the au-dit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by man-agement, and evaluating the overall financial statement presentation. We be-lieve that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Houston, Texas
January 31, 1996

               FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND INTERNATIONAL
 Global Equity Fund
 Global Government Securities Fund
 Global Managed Assets Fund
 Short-Term Global Income Fund
 Strategic Income Fund

EQUITY
Growth
 Emerging Growth Fund
 Enterprise Fund
 Pace Fund
Growth & Income
 Balanced Fund
 Comstock Fund
 Equity Income Fund
 Growth and Income Fund
 Harbor Fund
 Real Estate Securities Fund
 Utility Fund

FIXED INCOME
 Corporate Bond Fund
 Government Securities Fund
 High Income Corporate Bond Fund
 High Yield Fund
 Limited Maturity Government Fund
 Prime Rate Income Trust
 Reserve Fund
 U.S. Government Fund
 U.S. Government Trust for Income

TAX-FREE
 California Insured Tax Free Fund
 Florida Insured Tax Free Income Fund
 High Yield Municipal Fund
 Insured Tax Free Income Fund
 Limited Term Municipal Income Fund
 Municipal Income Fund
 New Jersey Tax Free Income Fund
 New York Tax Free Income Fund
 Pennsylvania Tax Free Income Fund
 Tax Free High Income Fund
 Tax Free Money Fund
 Texas Tax Free Income Fund

THE GOVETT FUNDS
 Emerging Markets Fund
 Global Income Fund
 International Equity Fund
 Latin America Fund
 Pacific Strategy Fund
 Smaller Companies Fund

Ask your investment adviser for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us direct at 1-800-421-5666 weekdays from 7:00 a.m. to 7:00 p.m. Central time.

                VAN KAMPEN AMERICAN CAPITAL EQUITY INCOME FUND

BOARD OF TRUSTEES
J. MILES BRANAGAN
LINDA HUTTON HEAGY
ROGER HILSMAN
R. CRAIG KENNEDY
DENNIS J. MCDONNELL
DONALD C. MILLER
JACK E. NELSON
DON G. POWELL
JEROME L. ROBINSON
FERNANDO SISTO*
WAYNE W. WHALEN
WILLIAM S. WOODSIDE
*Chairman of the Board

OFFICERS
DON G. POWELL
President and Chief Executive Officer

DENNIS J. MCDONNELL
Executive Vice President

RONALD A. NYBERG
Vice President and Secretary

EDWARD C. WOOD, III
Vice President and Chief Financial Officer

CURTIS W. MORELL
Vice President and Chief Accounting Officer

JOHN L. SULLIVAN
Treasurer

TANYA M. LODEN
Controller

WILLIAM N. BROWN
PETER W. HEGEL
ROBERT C. PECK, JR.
ALAN T. SACHTLEBEN
PAUL R. WOLKENBERG
Vice Presidents
INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
ASSET MANAGEMENT, INC.
2800 Post Oak Blvd.,
Houston, Texas 77056

DISTRIBUTOR

VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICE AGENT

ACCESS INVESTOR SERVICES, INC.
P.O. Box 418256,
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK AND TRUST CO.
225 Franklin Street,
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM
333 West Wacker Drive
Chicago, Illinois 60806

INDEPENDENT ACCOUNTANTS
PRICE WATERHOUSE LLP
1201 Louisiana
Houston, Texas 77002

(C) Van Kampen American Capital Distributors, Inc., 1996
 All rights reserved.
SM denotes a service mark of
 Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors un-less it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. If used for distribution to prospec-tive investors after 03/31/96, this annual report must be accompanied by a Van Kampen American Capital Equity Income Fund performance data update for the most recent quarter.

                VAN KAMPEN AMERICAN CAPITAL EQUITY INCOME FUND


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